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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 1997



                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)



                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)


       0-31986 (86-689)                                  None
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    Commission File Number)                 (IRS Employer Identification No.)



3324 Four Bentall Centre, 1055 Dunsmuir Street, Vancouver, B.C., V7X 1L3
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(Address of principal executive officers)          (Zip Code)



Registrant's telephone number, including area code (604) 681-3541



                                       n/a
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          (Former name or former address, if changed since last report)


                            Exhibit begins on Page 4


                                Page 1 of 4 Pages



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ITEM 5:        OTHER EVENTS

               By news release dated December 15, 1997, a copy of which is attached hereto as Exhibit 99, the Registrant announced that Mr. Kevin McArthur, the current Chief Operating Officer-North America of Glamis, will become President & Chief Executive Officer and director of Glamis effective January 1, 1998, replacing Mr. James
               R. Billingsley. Mr. Billingsley will remain a director. Also included in the news release, Mr. Daniel J. Forbush will replace Mr. Lorne B. Anderson as Chief Financial Officer of Glamis on Mr. Anderson's resignation effective February 28, 1998 and Mr. Jean Depatie is appointed a director, effective immediately. Mr. Leonard Harris is appointed Chairman of the International Advisory Board of Glamis. A full copy of the news release is attached to this material change report.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   GLAMIS GOLD LTD.
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                                                   (Registrant)

December 15, 1997


                                                   "G. Barry Finlayson"
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                                                   G. BARRY FINLAYSON
                                                   Secretary